                                                                     Exhibit A-1





                  ___________________________________________
                  |      Reliant Energy, Incorporated       |
                  |_________________________________________|
                                       | 100%
                  ___________________________________________
                  |             Reliant Energy              |
                  |           International, Inc.           |
                  |_________________________________________|
                                       |
                                       |  99%
                  ___________________________________________
                  |             Reliant Energy              |
                  |        Santiago del Estero, S.A.        |
                  |_________________________________________|
                                       |
                                       |  90%
                  ___________________________________________
                  |        Empresa Distribuidora de         |
                  |Electricidad de Santiago del Estero, S.A.|
                  |_________________________________________|

                                                                     Exhibit A-2

                         _____________________________
                         |      Reliant Energy,      |
                         |       Incorporated        |
                         |___________________________|
                                       |
                                       |
                                       |
                                       |  100%
                         ______________|______________
                         |      Reliant Energy,      |
                         |    International, Inc.    |
                         |___________________________|
                                       |
                                       |
                                       |
                                       |
                                       |  100%
                         ______________|______________
                         |      Reliant Energy,      |
                         |        Light, Inc.        |
                         |___________________________|
                                       |
                                       |
                   ____________________|
                   |                   |
                   |                   |  100%
                   |                   |
                   |     _____________________________
                   |     |      Reliant Energy       |
                   |_____|          Cayman           |
                   |     |      Holdings, Ltd.       |
                   |     |___________________________|
                   |                   |
                   |                   |
                   |                   |
                   |                   |
                   |                   |___________________
                   |                      100%            |
                   |     _____________________________    |
                   |     |      Reliant Energy       |    |
                   |_____|          Cayman           |    |
                         |     Investments, Ltd.     |    |
                         |___________________________|    |
                                       |                  |
                                       |                  |
                                       |                  |
                   ____________________|                  |
                   |       1%          |   99%            |
                   |     ______________|______________    |
                   |     |      Reliant Energy       |    |
                   |_____|          Cayman           |____|
                   |     |     Acquisition, Ltd.     |    |
                   |     |___________________________|    |
                   |                   |                  |
                   |                   |                  |
               ____|___________________|                  |
               |   |       1%          |   99%            |
               |   |     ______________|______________    |
               |   |     |      Reliant Energy       |    |
               |   |_____|       Cayman, Ltd.        |____|
               |         |___________________________|
               |                       |
               |                       |
               |           1%          |   12%
               |         ______________|______________
               |         |           Light           |
               |_________|        Servicos de        |
                         |    Electricidade S.A.     |
                         |___________________________|
                                       |
                                       |
                                       |
                                       |___________________
                                       |   99%            |
                         ______________|______________    |
                         |         LightGas          |    |
                         |           Ltda.           |____|
                         |___________________________|
                                       |
                                       |
                                       |
                                       |   78%
                         ______________|______________
                         |       Eletropaulo-        |
                         |       Metropolitana       |
                         |     Eletricidade, de      |
                         |      Sao Paulo S.A.       |
                         |___________________________|

                                                                     Exhibit A-3

                                Reliant Energy,
                                 Incorporated
                                       |
                                       |  100%
                            ___________|___________
                            |   Reliant Energy    |
                            | International, Inc. |
                            |_____________________|
                                       |
                                       |
            ___________________________|_________________________
            | 100%                                        100%  |
    ________|_________                                  ________|_________
    | Reliant Energy |                                  | Reliant Energy |
    |   Caribe Ltd.  |                                  | Colombia Ltd.  |_____
    |________________|                                  |________________|    |
            |                                                   |             |
            |                                                   |             |
            | 50%                                               | 50%         |
            |                                                   |             |
    ________|_________                                  ________|_________    |
    | HIEDC Holdings |                                  |  Valle Energy  |    |
    |      Ltd.      |                                  | Ventures, Inc. |    |
    |________________|                                  |________________|    |
            |                                                   |             |
            |                                                   |             |
            | 100%                                              |  45%        |
    ________|_________                                  ________|_________ 6% |
    |  Caribe Energy |                                  |     EPSA       |____|
    |  Holdings Ltd. |                                  |                |
    |________________|                                  |________________|
            |                                                   |
            |                                                   |
            |                                                   |
            |                                                   |
    ________|_____________________                              |
    |                            |                              |
 70%|                            |69%                           |
____|___________        _________|_______                       |
| Electrocosta |        | Electricaribe |                       |
|______________|        |_______________|                       |
                                                                |
                                                                |
                                                                |
                                                                |
         _______________________________________________________|_____________
         | 99%       | 86%       |  7%              5%  |         | 5%
     ____|______ ____|____  _____|__________ ___________|____ ____|___________
     | Central | |  CET  |  |  Gases de    | |Interconexion | |ISA Generacion|
     |  Hidro  | |       |  |Occidente S.A.| |Electrica S.A.| |  S.A.E.S.P.  |
     |_________| |_______|  |______________| |______________| |______________|

                                                                     Exhibit A-4

____________________
|  Reliant Energy  |
|   Incorporated   |
|__________________|
        |
        |
        |
        | 100%
        |
________|_____________              ____________________    ____________________
|  Reliant Energy    |              |       CEDC       |    |       EDC        |
|International, Inc. |              |                  |----|                  |
|____________________|              |__________________|    |__________________|
        |                                    |
        |                                    |
        |                                    |
        | 100%                               | 100%
________|_________________          _________|____________
| Reliant Energy Salvador|          |      EDC Energy    |
| Holding Company Ltd.   |          |Ventures-El Salvado |
|________________________|          |___________________ |
                  \                     /
                   \                   /
                    \                 /
                     \  50%     50%  /
                     _\_____________/__
                     |  El Salvador   |
                     |Energy Holdings |
                     |________________|
                       /             \
                      /               \
                     /                 \
                    /   75%             \    89%
                   /                     \
__________________/____                ___\________________
|      Alumbrado      |                |      Oriente     |
|_____________________|                |__________________|
        |
        |
        |
   98%  |
________|______________
|     Usulutan        |
|_____________________|

                                                                     Exhibit A-5



                          __________________________
                          |     Reliant Energy,    |
                          |      Incorporated      |
                          |________________________|
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          |   International, Inc.  |
                          |________________________|
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          | International II, Inc. |
                          |________________________|
                                       |
                                       |    100%
                          _____________|____________
                          |   Houston Industries   |
                          |   Energy-India, Inc.   |
                          |________________________|
                                       |
                                       |    100%
                          _____________|____________
                          |   Houston Industries   |
                          |    Energy-Rain, Inc.   |
                          |________________________|
                                       |
                                       |     25%
                          _____________|____________
                          |     Rain Calcining     |
                          |         Limited        |
                          |________________________|

                                                                     Exhibit A-6


                          __________________________
                          |     Reliant Energy,    |
                          |      Incorporated      |
                          |________________________|
                                       |
                                       |
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          |     Resources Corp.    |
                          |________________________|
                                       |
                                       |
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          |   Latin America, Inc.  |
                          |________________________|
                                       |
                                       |
                                       |
                                       |
                         17%           |
   __________________________          |
   |      Gas Natural       |          |
   |      del Centro,       |__________|
   |      S.A.E.S.P.        |          |
   |________________________|          |
                                       |
                                       |
                                       |
                                       |
                         17%           |
   __________________________          |
   |         Gas            |          |
   |    del Risaralda       |__________|
   |     S.A. E.S.P.        |          |
   |________________________|          |
                                       |
                                       |
                                       |
                                       |
                         34%           |
   __________________________          |
   |  Gases del Norte       |          |
   |   del Valle S.A.       |__________|
   |        E.S.P.          |          |
   |________________________|          |
                                       |
                                       |
                                       |
                         25%           |
   __________________________          |
   |      Gases del         |          |
   |     Quindio S.A.       |__________|
   |        E.S.P.          |
   |________________________|

                                                                     Exhibit A-7

                          __________________________
                          |     Reliant Energy,    |
                          |      Incorporated      |
                          |________________________|
                                       |
                                       |
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          |     Resources Corp.    |
                          |________________________|
                                       |
                                       |
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          |   Latin America, Inc.  |
                          |________________________|
                                       |
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          |     Tampico 1 Ltd.     |
                          |________________________|
                                       |
                                       |
                                       |
                                       |______________________
                                            100%             |
                          __________________________         |
                          |     Reliant Energy     |         |
                          |     Tampico 2 Ltd.     |_________|
                          |________________________|         |
                                       |                     |
                                       |                     |
                                       |                     |
                           0.1%        |   99.9%             |
                          _____________|____________         |
                          |      HI Energy de      |         |
                          |      Mexico, S. de     |_________|
                          |      R.L. de C.V.      |
                          |________________________|
                                       |
                                       |
                                       |
                  _____________________|
                  |                          50%
                  |       __________________________
                  |       |   Gas Natural del Rio  |
                  |______ |      Panuco S. de      |
                  |       |      R.L. de C.V.      |
                  |       |________________________|
                  |                    |
                  |                    |
                  |                    |
                  |                    |     99%
                  |       _____________|____________
                  |       |        Servicios       |
                  |______ |      GNP, S.A. de      |
                          |          C.V.          |
                          |________________________|

                                                                     Exhibit A-8

                       ________________________________
                       |  Reliant Energy Incorporated |
                       |______________________________|
                                       |  100%
                       ________________|_______________
                       |     Reliant Energy Power     |
                       |       Generation, Inc.       |
                       |______________________________|
                                       |  100%
                       ________________|_______________
                       |    Reliant Energy Capital    |
                       |        (Europe), Inc.        |
                       |______________________________|
                                       |  100%
                       ________________|_______________
                       |         Reliant Energy       |
                       |          Europe Inc.         |
                       |______________________________|
                                       |
                  _____________________|____________________
         100%     |                                        |      100%
      ____________|________                      __________|____________
      |   Reliant Energy  |                      |     Reliant Energy  |
      | Wholesale(Europe) |                      |       Europe Inc.   |
      |    Holdings BV    |  99.5%               |     (Dutch Branch)  |
      |___________________|  Limited Partner     |_____________________|
                 |      __\________________________/            |
0.5%             |     /   \__________________________________  | 99.5%
General Partner  |    /       0.5% General Partner            \ | Limited Partner
 ________________|___/______                              _____\|___________________
 |Reliant Energy Wholesale |                              |     Reliant Energy     |
 |(Europe) Holdings II C.V.|                              |  Wholesale (Europe) CV |
 |________________________ |                              |________________________|
                         |                                |
                  48%    |                           52%  |
                         |                                |
                         |________________________________|
                         |   Reliant Energy UNA B.V.      |
                         |________________________________|
                                       |
                                       |
                                       |
                                       |
                                       |
                                       |
                                       | 100%
                        _______________|_______________
                        |             UNA             |
                        |_____________________________|

